                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): May 5, 2006

                            PRO-FAC COOPERATIVE, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    New York
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                 (State or Other Jurisdiction of Incorporation)

                 0-20539                                16-6036816
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        (Commission File Number)             (IRS Employer Identification No.)

350 Linden Oaks, P.O. Box 30682, Rochester, New York             14603-0682
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      (Address of Principal Executive Offices)                   (Zip Code)

                                 (585) 218-4210
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                            Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

On May 5, 2006, Pro-Fac Cooperative, Inc. (the "Cooperative") issued a press release announcing an expected reduction and ultimate suspension in the payment of preferred stock dividends. A copy of the press release and discussion points concerning the change in expected dividend payments are furnished by this Current Report on Form 8-K and are attached to this Report as Exhibit 99.1 and Exhibit 99.2, respectively.

                  Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

       Exhibit   Press Release issued by Pro-Fac Cooperative,  Inc. on May
       99.1      5, 2006  announcing  an expected  reduction  and ultimate
                 suspension in the payment of preferred stock dividends.

       Exhibit   Discussion  points  concerning  the  change  in  expected
       99.2      dividend payments dated May 5, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              PRO-FAC COOPERATIVE, INC.

May 5, 2006                             By:   /s/ Stephen R. Wright
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                                              Stephen R. Wright, Chief Executive
                                              Officer, Chief Financial Officer,
                                              General Manager and Secretary
                                              (Principal Executive Officer and
                                              Principal Financial Officer)